SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 13, 2006

Date of Report (Date of earliest event reported)

OCTILLION CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-127953

(Commission File Number)

59-3509694

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 123, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(604) 736-9109

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous independent registered public accounting firm.

Effective March 13, 2006, the Company dismissed Ernst & Young, LLP, which audited the Company's financial statements for the last fiscal years ended August 31, 2005 and August 31, 2004.  The change in the Company's auditors was recommended and approved by the board of directors of the Company.

The audit reports of Ernst & Young, LLP, on the Company’s financial statements for the last two fiscal years ended August 31, 2005 and 2004, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the reports of Ernst & Young, LLP for the last two fiscal years included an explanatory paragraph with respect to uncertainty as to the Company's ability to continue as a going concern.

During the Company's two most recent fiscal years ended August 31, 2005 and 2004, and subsequent interim period through March 13, 2006, there were no disagreements with Ernst & Young, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, LLP, would have caused it to make reference to such disagreements in its reports.    There were no “reportable events” as defined in Item 304(a)(1) of Regulation S-B.

The Company provided Ernst & Young, LLP with a copy of this report prior to filing it with the Securities and Exchange Commission and requested Ernst & Young, LLP to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young, LLP agrees with the above statements made by the Company in this report. The Company was orally advised that Ernst & Young will provide such letter within 10 days of the date hereof.

(b)    New independent public accountants.

On March 13, 2006, and effective the same date, on the recommendation of the Company's board of directors,  the Company engaged Peterson Sullivan, PLLC as its  independent  registered  public  accounting  firm to audit the Company's financial  statements for the fiscal year ending August 31, 2006 and to perform procedures related to the financial statements included in the Company's quarterly  reports on Form 10-QSB,  beginning  with the quarter ended February 28, 2006.

During the two most recent  fiscal years and through March 13, 2006,  the Company  has not  consulted  with Peterson Sullivan PLLC  regarding  either the  application  of accounting principles to a specified transaction,  either completed or proposed, or the type of audit opinion that might be rendered on the financial  statements of the Company, as well as any matters or reportable events described in Item 304(a)(2) of Regulation S-B.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

None.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibit is furnished as part of this report:

Exhibit 16.1 – Letter from Ernst & Young LLP to the Securities and Exchange Commission dated March 29, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCTILLION CORP.

/s/ Terri DuMoulin

Terri DuMoulin

President and CEO

Date: March 30, 2006

EXHIBIT 16.1

March 29, 2006

Securities and Exchange Commission

100 F Street, N.E.

Washington. DC 20549

Gentlemen:

We have read Item 4.01 of Amendment No.1 to Form 8-K/A dated March 29, 2006 of Octillion Corp. (the “Company”).  We are in agreement with section (a) except that we have no basis to agree or disagree with the statement made in paragraph one that the change in the Company’s auditors was recommended and approved by the board of directors of the Company.  We have no basis to agree or disagree with the statements of the registrant contained in section (b).

/s/ Ernst & Young LLP